Aston Funds

ASTON/TAMRO Diversified Equity Fund (the “Fund”)

Supplement dated September 17, 2015 to the Prospectus dated February 28, 2015, as supplemented on March 16, 2015, for Aston Funds and the Summary Prospectus dated March 2, 2015 for the Fund (collectively, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

At a meeting held on September 17, 2015, the Board of Trustees of Aston Funds approved a plan to liquidate and terminate the Fund (the “Liquidation”), which is expected to occur on or about October 29, 2015 (the “Liquidation Date”). Effective on or about September 18, 2015, it is expected that the Fund will begin selling its portfolio investments and will invest the proceeds in cash and cash equivalents, in anticipation of the Liquidation. Proceeds of the Liquidation are expected to be distributed to shareholders of the Fund in the manner set forth below promptly following the Liquidation Date in full redemption of each shareholder’s shares of the Fund.

Effective September 18, 2015, the Fund will no longer accept investments, except for investments made through existing asset allocation programs investing in the Fund, and shares purchased pursuant to automatic investment programs, such as automatic investments through 401(k) plans and reinvestments of any dividends and distributions. Those shareholders investing in the Fund through one of the exceptions described above may continue to purchase shares of the Fund provided that such transactions settle prior to the Liquidation Date.

A letter will be sent to shareholders who hold shares directly with the Fund (“Direct Shareholders”) setting forth the various options and instructions with respect to the Liquidation and distribution of Direct Shareholders’ redemption proceeds. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

Shortly after the transition to cash, the Fund intends to distribute its accumulated net capital gains and net investment income, if any, to shareholders of the Fund; these distributions may be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k).

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

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